                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-2                                  WEIGHTED AVERAGE PC RATE:    7.24214%
POOL NUMBER:  Group 1 = 1699
____________________________________________________________________________________________

ISSUE DATE:  03/28/2001
CERTIFICATE BALANCE AT ISSUE:    $971,301,068.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     312                          $77,910,438.45
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $105,069.17
Unscheduled Principal Collection/Reversals                            $82,583.09
Liquidations-in-full                                      33       $8,443,016.56
Net principal Distributed                                          $8,630,668.82     ($8,630,668.82)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        279                          $69,279,769.63

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $489,356.37

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $19,477.42

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $9,100,547.77

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-2                                  WEIGHTED AVERAGE PC RATE:    7.24214%
POOL NUMBER:  Group 1 = 1699
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $8,630,668.82       $469,878.95             $0.00       $469,878.95             $0.00     $9,100,547.77

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $11,031,626.00             $0.00             $0.00             $0.00    $11,031,626.00
Bankruptcy Bond
   Single-Units           $223,800.00             $0.00             $0.00             $0.00       $223,800.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,606,171.00             $0.00             $0.00             $0.00     $9,606,171.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    5      $1,718,949.37         1        $448,251.95         2        $924,966.11

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $534,880.86         2        $264,333.63         1      $1,004,405.19

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
07/25/2003 are as follows:

                Class       Class Principal Balance
                B1                 $4,912,063.26
                B2                 $3,929,731.54
                B3                 $2,554,143.42
                B4                 $2,161,291.65
                B5                   $982,331.74
                B6                 $1,178,947.07
                              __________________
                Total             $15,718,508.69
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-2                 POOL NUMBER:  Group 1 = 1699

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $69,279,769.63**        $3,826,025.39***        $1,718,949.37***
Number:                         2842                     10                       5
% of Pool:                    100.00%                  5.52%                   2.48%
(Dollars)
% of Pool:                    100.00%                  0.35%                   0.18%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $448,251.95***          $390,085.25***          $264,333.63***
Number:                           1                       1                       2
% of Pool:                    0.65%                    0.56%                   0.38%
(Dollars)
% of Pool:                    0.04%                    0.04%                   0.07%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:        $1,004,405.19***
Number:                           1
% of Pool:                     1.45%
(Dollars)
% of Pool:                     0.04%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.07132677.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.